UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 22, 2003

Rock-Tenn Company

(Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-23340 (Commission File Number)	62-0342590 (IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

SIGNATURES
INDEX TO EXHIBITS
EX-99.1 July 22, 2003 Press Release

Item 7. Financial Statements and Exhibits

     (c)  Exhibits (furnished pursuant to Item 12)

99.1 July 22 Press Release

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On July 1, 2003, Rock-Tenn Company (“Rock-Tenn”) issued a press release (the “July 1 Press Release”) that announced Rock-Tenn would hold its quarterly conference call to discuss financial results for the second quarter of 2003 on Tuesday, July 22, 2003, at 11:00 a.m. ET (the “Conference Call”).

On July 22, 2003, Rock-Tenn issued a press release (the “July 22 Press Release”) that announced Rock-Tenn’s financial results for the third quarter of 2003. A copy of the July 22 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

The July 1 Press Release and the July 22 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the July 22 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn’s website at www.rocktenn.com (the “Website”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY (Registrant)

Date:	July 22, 2003	By:	/s/ STEVEN C. VOORHEES Steven C. Voorhees Executive Vice-President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

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INDEX TO EXHIBITS

Exhibit Number and Description

99.1 July 22 Press Release

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